COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11 -      COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commissions arrangements:

The Group is committed to pay marketing commissions ranging 1% to 10% to sale agents of total sales contracts. Commission expenses were $664, $774 and $678 for the years ended December 31, 2017, 2016 and 2015, respectively. The commissions were recorded as part of the selling and marketing expenses.

b.	Royalty commitments:

(1)
TAT is committed to pay royalties to third parties through 2017, ranging from 12% to 17% of sales of products developed by the third parties. Royalty expenses were $25, $216 and $273 for the years ended December 31, 2017, 2016 and 2015, respectively. The royalties were recorded as part of the cost of revenues.

(2)
Limco-Piedmont is committed to pay royalties to a third party, ranging 5% to 13% of sales of products purchased from the third party. That third party is the exclusive manufacturer of the products for which Limco-Piedmont provides MRO services. In addition, Limco-Piedmont is committed to pay said third party royalties of 20%, on parts reclaimed to use in MRO services or sold to our customers when they are manufactured by the third party. Royalty expenses were $1,885, $1,561 and $1,248 for the years ended December 31, 2017, 2016 and 2015, respectively. The royalties were recorded as part of the cost of revenues.

c.	Lease commitments:

Limco-Piedmont leases some of its operating and office facilities for various terms under long-term, non-cancelable operating lease agreements. The leases expire at various dates through 2025. Certain leases contain renewal options as defined in the agreements. Lease expense totaled $460, $454 and $419 for the years ended December 31, 2017, 2016, and 2015 respectively.

TAT leases its factory from TAT Industries until the end of 2024. Lease expense totaled $740, $681 and $667 for the years ended December 31, 2017, 2016, and 2015 respectively.

As of December 31, 2017, future minimum rental payments under non-cancelable operating leases are as follows:

Year	Amount
2018	$1,146
2019	1,137
2020	1,161
2021	1,193
2022 and after	3,861
Total	$8,498

d.	Legal claims contingencies:

TAT is aware that in 2016 and 2017, two cases were filed in Kansas federal court naming TAT and others as defendants.  Both plaintiffs allege property damage resulting from failed precoolers for an aggregate amount of approximately $900. TAT intends to vigorously defend against these claims. TAT maintains insurance that it expects will be sufficient to address any potential judgment, settlement or litigation costs associated with these cases.  Further, TAT does not believe the outcome of these matters will have a significant effect on its financial position or profitability.

e.	Guarantees:

(1)	In order to secure TAT's liability to the Israeli customs, the Company provided a bank guarantee in the amount of $183. The guarantee is linked to the consumer price index and is valid until Jan 2019.

(2)
In order to secure the TAT's liability to the lessor of its premises, the Company provided a bank guarantee in the amount of $741. The guarantee is linked to the consumer price index in Israel and is valid until June 2018.

(3)	In order to secure TAT's liability for warranty to a costumer, the Company provided a bank guarantee in the amount of $40. The guarantee is valid until April 2021.

(4)	In order to secure Turbochrome liability to the Ministry of Defense, the Company provided a bank guarantee in the amount of $11.

f.	Vehicle Lease

The Company entered into several three-year leases for vehicles.  The current monthly lease fees aggregate approximately $32. The expected lease payments for the years ending December 31, 2018, 2019 and 2020 are approximately $246, $148 and $49, respectively.

g.	Contingent consideration

On October 19, 2015, the company acquired 100% of Turbochrome Ltd. shares for approximately US$ 3.5 million (subject to certain price adjustments). The acquisition was funded through cash on hand and an earn-out payment (up to $2 million). The earn-out Payment was based on the actual revenues of Turbochrome during the calendar years 2015 and 2016. The contingent consideration liability was computed on expected revenue to be generated by the acquired company using a binomial tree model income approach. The Company reassessed the fair value of the contingent consideration on a quarterly basis and recorded any applicable adjustments to earnings in the period they were determined. The adjustments were classified as other income.

According to the results of Turbochrome for the year 2015, Turbochrome met the revenue target for 2015 and, subject to the terms of the share purchase agreement, TAT paid to Chromalloy American LLC (the previous shareholder of Turbochrome), $500 as an earn out payment with respect to fiscal year 2015 revenues, in 2016.

According to the results of Turbochrome for the year 2016, Turbochrome did not meet the revenue target set forth in the share purchase agreement, and therefore, pursuant to the terms of such agreement, TAT is not required to pay Chromalloy American LLC any earn out payment with respect to fiscal year 2016 revenues or for the accumulated revenue for the years 2016 and 2015, thus the remaining liability of $140 was reversed to other income.